Exhibit 4.1

NUMBER SHARES Regado Biosciences, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK CUSIP 75874Q107 This Certifies That: $0.001 PAR VALUE Is the Owner of SPECIMEN FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF REGADO BIOSCIENCES, INC. Regado Biosciences, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. DATED: Secretary President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT – Custodian (Cust) (Minor) Under Uniform Gift to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSFRT SOCIAL. SECUERITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS. INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Allorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER. UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SFRIFS AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY. IF ANY, OF THE BOARD TO DIVIDE TIlE ShARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PRFERENCES AND LIMITATIONS OF ANY CLASS OR SIERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.